Exhibit 99.1

Investor Relations Contact:	Media Contact:
Carolyn Bass	Mei Li
Market Street Partners	NetSuite Inc.
415.445.3232	650.627.1063
IR@netsuite.com	meili@netsuite.com

NETSUITE ANNOUNCES THIRD QUARTER 2012 FINANCIAL RESULTS

•	Record Q3 Revenue of $79.8 Million, a 31% Year-over-Year Increase

•	Non-GAAP Net Income Grows 49% Year-over-Year

•	Operating Cash Flows of $15.2 Million, a 61% Increase Year-over-Year

SAN MATEO, Calif. - October 25, 2012-NetSuite Inc. (NYSE: N), the industry's leading provider of cloud-based financials / ERP software suites, today announced operating results for its third quarter ended September 30, 2012.

Total revenue for the third quarter of 2012 was $79.8 million, representing a 31% increase over the same period in the prior year.

Cash flows from operations were $15.2 million in the third quarter of 2012, an increase of $5.7 million, or 61%, over the same period last year.

On a GAAP basis, net loss for the third quarter of 2012 was $8.0 million, or $(0.11) per share, as compared to a net loss of $6.9 million, or $(0.10) per share, in the third quarter of 2011.

Non-GAAP net income for the third quarter of 2012 was $5.7 million, or $0.08 per share, as compared to non-GAAP net income of $3.9 million, or $0.05 per share, in the third quarter of 2011.

"As some traditional enterprise software companies struggled, NetSuite again exceeded our stated outlook and delivered record revenue and non-GAAP EPS," said Zach Nelson, CEO of NetSuite. "Our suite approach transforms how mid-size companies operate and gives them a business platform more powerful than those used by the world's largest companies. In addition, this year's investments in our product, sales and services approach to bring the benefits of NetSuite to the world's largest companies has been one of the most successful initiatives in our history. Finally, our new SuiteCommerce product is changing the playing field by enabling companies to transform their commerce capabilities, further differentiating NetSuite from the on-premise ERP systems that are difficult to access and actually designed to prevent the sorts of on-line commerce interactions customers expect from a modern mission critical business system."

Conference Call
In conjunction with this announcement, NetSuite will host a conference call at 2:00 p.m. PDT (5:00 p.m. EDT) today to discuss our third quarter 2012 financial results and our outlook for the fourth quarter of 2012 and full year 2012. A live audio webcast and replay of the call, together with detailed financial information, will be available in the Investor Relations section of NetSuite's website at www.netsuite.com/investors. The live call can be accessed by dialing 888-791-4319 (U.S.) or 913-312-0714 (outside the U.S.) and referencing passcode: 465-6216. A replay of the call can also be accessed by dialing 888-203-1112 (U.S.) or 719-457-0820 (outside the U.S.), and referencing passcode: 465-6216.

About NetSuite
NetSuite Inc. is the industry's leading provider of cloud-based financials / Enterprise Resource Planning (ERP) software suites. In addition to financials/ERP software suites, NetSuite offers a broad suite of applications, including accounting, Customer Relationship Management (CRM), Professional Services Automation (PSA) and Ecommerce that enables companies to manage most of their core business operations in its single integrated suite. NetSuite's "real-time dashboard" technology provides an easy-to-use view into up-to-date, role-specific business information. For more information about NetSuite, please visit www.netsuite.com.

Cautionary Note Regarding Forward-Looking Statements
This press release and NetSuite's scheduled conference call contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for NetSuite, including, but not limited to, our expectations regarding our products, market demand, future earnings, revenue and market share growth. These forward-looking statements are based upon the current expectations and beliefs of NetSuite's management as of the date of this press release and conference call, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release and during the conference call are based on information available to us as of the date thereof, and NetSuite disclaims any obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for on-demand services may develop more slowly than expected or than it has in the past; continued adverse and unpredictable macro-economic conditions or reduced investments in on-demand applications and information technology spending; quarterly operating results may fluctuate more than expected; unexpected disruptions of service at one or more of our data centers may occur; a security breach may impact operations; risks associated with material defects or errors in our software or the effect of undetected computer viruses could impact operations; the risk of technological developments and innovations by others; our ability to successfully identify other businesses and technologies for acquisition that will complement our business and the ability to successfully acquire and integrate those businesses and technologies; the risk of loss of power or disruption in Internet service; failure to manage growth and effectively scale the organization; failure to protect and enforce our intellectual property rights; assertions by third parties that we infringe their intellectual property rights; the ability to manage operations when faced with competitive pricing and marketing strategies by competitors or changing macro-economic conditions; the risk of losing key employees; evolving government regulation of the Internet and Ecommerce; changes to current accounting rules; changes in foreign exchange rates; and general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties.

Customers who purchase our services should make sure the decisions are based on features that are currently available. Please be advised that any unreleased services or features from NetSuite referenced in today's discussion or other public statements are not currently available and may not be delivered on time or at all.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission ("SEC"), including but not limited to our Annual Report on Form 10-K filed on February 28, 2012, and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system ("EDGAR") at www.sec.gov or NetSuite's website at www.netsuite.com.

Non-GAAP Financial Measures
Our stated results include certain non-GAAP financial measures, including non-GAAP operating income, net income, weighted average shares outstanding, and net income per share. Non-GAAP operating income and non-GAAP net income exclude expenses related to stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations. Non-GAAP operating income and non-GAAP net income exclude these expenses as they are often excluded by other companies to help investors understand the operational performance of their business, and in the case of stock-based compensation, can be difficult to predict. We believe these adjustments provide useful comparative information to investors.

We consider these non-GAAP financial measures to be important because they provide useful measures of our operating performance and are used by our management for that purpose. In addition, investors often use measures such as these to evaluate the operating performance of a company. Non-GAAP results are presented for supplemental informational purposes only for understanding our operating results. The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

A copy of this press release can be found on our Investor Relations website at www.netsuite.com/investors. The contents of the website are not incorporated by reference into this press release.

NOTE: NetSuite and the NetSuite logo are service marks of NetSuite Inc.

NetSuite Announces Third Quarter 2012 Results

NetSuite Inc.
Condensed Consolidated Balance Sheets
(dollars in thousands)
(unaudited)

	September 30, 2012	December 31, 2011
Assets
Current assets:
Cash and cash equivalents	$178,452	$141,448
Accounts receivable, net of allowances of $520 and $396 as of September 30, 2012 and December 31, 2011, respectively	48,171	39,105
Deferred commissions	22,033	22,968
Other current assets	8,714	8,693
Total current assets	257,370	212,214
Property and equipment, net	24,220	21,823
Deferred commissions, non-current	4,125	3,585
Goodwill	31,809	27,564
Other intangible assets, net	10,421	12,162
Other assets	3,002	3,832
Total assets	$330,947	$281,180
Liabilities and total equity
Current liabilities:
Accounts payable	$6,005	$1,905
Deferred revenue	129,575	105,800
Accrued compensation	16,441	17,748
Accrued expenses	9,215	8,285
Other current liabilities	8,470	7,829
Total current liabilities	169,706	141,567
Long-term liabilities:
Deferred revenue, non-current	5,960	5,898
Other long-term liabilities	5,661	5,705
Total long-term liabilities	11,621	11,603
Total liabilities	181,327	153,170
Total equity:
Common stock	716	688
Additional paid-in capital	517,588	470,485
Accumulated other comprehensive income	455	369
Accumulated deficit	(369,139)	(343,532)
Total equity	149,620	128,010
Total liabilities and total equity	$330,947	$281,180

NetSuite Announces Third Quarter 2012 Results

NetSuite Inc.
Condensed Consolidated Statements of Operations
(dollars and shares in thousands, except per share amounts)
(unaudited)

	Three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Revenue:
Subscription and support	$65,329	$61,049	$57,990	$54,191	$51,334
Professional services and other	14,462	13,660	11,329	9,902	9,625
Total revenue	79,791	74,709	69,319	64,093	60,959
Cost of revenue:
Subscription and support (1)	10,880	10,631	9,211	8,741	8,627
Professional services and other (1)	14,211	12,423	11,584	10,327	9,658
Total cost of revenue	25,091	23,054	20,795	19,068	18,285
Gross profit	54,700	51,655	48,524	45,025	42,674
Operating expenses:
Product development (1)	13,943	13,277	11,090	11,916	11,257
Sales and marketing (1)	38,591	37,561	35,579	31,963	30,279
General and administrative (1)	9,458	9,897	8,979	8,112	7,622
Total operating expenses	61,992	60,735	55,648	51,991	49,158
Operating loss	(7,292)	(9,080)	(7,124)	(6,966)	(6,484)
Other income / (expenses) and income taxes, net	(692)	(833)	(586)	(649)	(445)
Net loss	(7,984)	(9,913)	(7,710)	(7,615)	(6,929)
Net loss per share	$(0.11)	$(0.14)	$(0.11)	$(0.11)	$(0.10)
Weighted average number of shares used in computing net loss per common share	71,161	70,370	69,324	68,285	67,477

(1) Includes stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations as follows:

	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Cost of revenue:
Subscription and support	$1,169	$1,484	$904	$870	$807
Professional services and other	1,688	1,504	1,173	1,083	1,067
Operating expenses:
Product development	4,035	4,060	3,207	3,316	3,422
Sales and marketing	4,142	4,204	3,958	3,528	3,402
General and administrative	2,686	3,415	2,554	2,253	2,089
Total	$13,720	$14,667	$11,796	$11,050	$10,787

NetSuite Announces Third Quarter 2012 Results

NetSuite Inc.
Reconciliation of Net Loss Per Share to Non-GAAP Net Income Per Share
(dollars and shares in thousands, except per share amounts)
(unaudited)

	Three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Reconciliation between GAAP operating loss and non-GAAP operating income:
Operating loss	$(7,292)	$(9,080)	$(7,124)	$(6,966)	$(6,484)
Reversal of non-GAAP expenses:
Stock-based compensation (a)	12,584	12,566	10,883	10,149	9,938
Amortization of intangible assets and business combination costs (b)	1,136	2,101	913	901	849
Non-GAAP operating income	$6,428	$5,587	$4,672	$4,084	$4,303
Numerator:
Reconciliation between GAAP net loss and non-GAAP net income:
Net loss	$(7,984)	$(9,913)	$(7,710)	$(7,615)	$(6,929)
Stock-based compensation (a)	12,584	12,566	10,883	10,149	9,938
Amortization of intangible assets and business combination costs (b)	1,136	2,101	913	901	849
Non-GAAP net income	$5,736	$4,754	$4,086	$3,435	$3,858
Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per common share	71,161	70,370	69,324	68,285	67,477
Effect of dilutive securities (stock options and restricted stock awards) (c)	3,051	3,152	3,604	3,863	3,525
Non-GAAP weighted average shares used in computing non-GAAP net income per common share	74,212	73,522	72,928	72,148	71,002
GAAP net loss per share	$(0.11)	$(0.14)	$(0.11)	$(0.11)	$(0.10)
Non-GAAP net income per share	$0.08	$0.06	$0.06	$0.05	$0.05
Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements presented on a GAAP basis, NetSuite uses non-GAAP measures of operating income, net income, weighted average shares outstanding and net income per share, which are adjusted to exclude stock-based compensation expense, amortization of acquisition-related intangible assets and transaction costs for business combinations and includes dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NetSuite’s underlying operating results and trends and our marketplace performance.

NetSuite Announces Third Quarter 2012 Results

The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating loss, net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

While a large component of our expense in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods:

(a)
Stock-based compensation is a non-cash expense accounted for in accordance with FASB ASC Topic 718. We believe that the exclusion of stock-based compensation expense allows for financial results that are more indicative of our operational performance and provide for a useful comparison of our operating results to prior periods and to our peer companies because stock-based compensation expense varies from period to period and company to company due to such things as differing valuation methodologies and changes in stock price. Additionally, we capitalize equity based compensation costs in connection with our capitalization of internally developed software costs. These equity based compensation costs are included in stock-based compensation when the internally developed software costs are amortized.

(b)
Amortization of intangible assets and transaction costs related to business combinations resulted principally from mergers and acquisitions. Expense for the amortization of intangible assets is a non-cash item, and we believe that the exclusion of this amortization expense provides for a useful comparison of our operating results to prior periods and to our peer companies. In Q2 2012, certain customers acquired in a previous business combination transitioned from their legacy service offering to a NetSuite service offering or terminated their service completely. As a result, we recorded a $401,000 impairment charge related to the legacy product's developed technology intangible asset. This impairment charge is included in amortization of intangible assets. Business combinations result in non-continuing operating expenses which would not otherwise have been incurred by us in the normal course of our business operations. We believe that the exclusion of acquisition related expense items allows for financial results that are more indicative of our continuing operations and provide for a useful comparison of our operating results to prior periods and to our peer companies.

(c)	These securities are anti-dilutive on a GAAP basis as a result of our net loss, but are considered dilutive on a non-GAAP basis in periods where we reported positive non-GAAP earnings.

NetSuite Announces Third Quarter 2012 Results

NetSuite Inc.
Condensed Consolidated Statements of Cash Flows
(dollars in thousands)
(unaudited)

	Nine Months Ended September 30,
	2012	2011
Cash flows from operating activities:
Net loss	$(25,607)	$(24,392)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	8,048	6,745
Amortization of other intangible assets	3,393	2,884
Provision for accounts receivable allowances	505	243
Stock-based compensation	35,939	28,166
Amortization of deferred commissions	33,269	24,954
Excess tax benefit on stock-based compensation	(259)	—
Changes in operating assets and liabilities, net of acquired assets and liabilities:
Accounts receivable	(9,476)	(3,003)
Deferred commissions	(32,876)	(29,300)
Other current assets	(137)	146
Other assets	797	247
Accounts payable	3,241	911
Accrued compensation	(1,398)	1,821
Deferred revenue	23,842	15,864
Other current liabilities	1,790	(18)
Other long-term liabilities	(181)	(691)
Net cash provided by operating activities	40,890	24,577
Cash flows from investing activities:
Purchases of property and equipment	(7,730)	(7,156)
Capitalized internal use software	(1,172)	(406)
Cash paid in business combinations, net of amounts received	(4,227)	(1,775)
Net cash used in investing activities	(13,129)	(9,337)
Cash flows from financing activities:
Payments under capital leases	(542)	(734)
Payments under capital leases and long-term debt - related party	(1,160)	(346)
Excess tax benefit on stock-based compensation	259	—
RSU acquired to settle employee withholding liability	(191)	(205)
Proceeds from issuance of common stock, net of issuance costs	10,523	8,662
Net cash provided by financing activities	8,889	7,377
Effect of exchange rate changes on cash and cash equivalents	354	(138)
Net change in cash and cash equivalents	37,004	22,479
Cash and cash equivalents at beginning of period	141,448	104,298
Cash and cash equivalents at end of period	$178,452	$126,777